AMENDMENT TO THE AGREEMENT

This Amendment to the Agreement dated as of December 1, 1995 (The “Agreement”) is entered into as of December 1, 2007 between Flushing Savings Bank, FSB, (The “Bank”), Flushing Financial Corporation (the “Company”), and Gerard P. Tully, Sr. (“Mr. Tully”).

WITNESSETH:

WHEREAS, the Bank and Mr. Tully entered into the Agreement as of December 1,1995 and the Bank and Mr. Tully desire to amend the Agreement to extend the term thereof as set forth herein;

NOW, THEREFORE, for good and adequate consideration, the sufficiency of which is hereby acknowledged, the Bank and Mr. Tully agree as follows:

1.	Section 1 of the Agreement as previously amended is hereby amended by replacing the date November 30, 2007 with the date November 30, 2008.

2.	The amendment set forth in paragraph 1 hereof shall be effective

December 1, 2007. Except as amended by paragraph 1 hereof, the Agreement as previously amended shall remain in effect in accordance with its terms.

IN WITNESS WHEREOF, Mr. Tully and the Bank have caused this Amendment to be executed on this 21st day of November, 2007.

FLUSHING SAVINGS BANK, FSB

By:	John R. Buran
President & CEO

FLUSHING FINANCIAL CORPORATION

By	Maria A. Grasso
Executive Vice President & COO and
Corporate Secretary

Gerard P. Tully, Sr.
Gerard P. Tully, Sr.